UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Kestrel Group Ltd

(Exact name of registrant as specified in its charter)

Bermuda	001-42668	98-1833921
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Bermudiana Road, Suite 1141 Hamilton HM 11, Bermuda

Telephone: (441) 298-4900

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	KG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Kestrel Group Ltd, a Bermuda corporation (the “Company”), to amend the Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission on May 30, 2025, in connection with the consummation on May 27, 2025 of the series of mergers contemplated by the combination agreement, dated December 29, 2024, by and between Maiden Holdings, Ltd., Kestrel Group LLC, a Delaware limited liability company (“Kestrel”), the equity holders of Kestrel, Ranger Bermuda Topco Ltd, a Bermuda exempted company limited by shares, and the other parties thereto.

The Company is filing this Amendment solely to provide (i) the unaudited condensed consolidated financial statements as of and for the three-month period ended March 31, 2025 and 2024, referred to in Item 9.01(a) below (ii) the historical audited restated consolidated financial statements of Kestrel for the years ended December 31, 2024 and 2023, referred to in Item 9.01(a) below and (iii) and the unaudited pro forma condensed consolidated combined financial statements as of and for the three-month period ended March 31, 2025 and for the year ended December 31, 2024 and the unaudited pro forma condensed consolidated combined financial statements as of and for the year ended December 31, 2024 (As Revised), referred to in Item 9.01(b) below.

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment amends the Prior 8-K to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which were not previously filed with the Prior 8-K and are permitted to be filed by amendment no later than 71 days after the date on which the Prior 8-K was required to be filed.

The above description does not purport to be complete and is qualified in its entirety by reference to the combination agreement and other agreements relating to this combination, copies of which were filed as exhibits to the Prior 8-K and are incorporated by reference into this Amendment. The required historical financial statements of Kestrel and the related pro forma financial information are contained herein under Item 9.01 of this Amendment.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements as of and for the three-month period ended March 31, 2025 and 2024 and the historical audited restated consolidated financial statements of Kestrel for the years ended December 31, 2024 and 2023, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial statements of as of and for the three-month period ended March 31, 2025 and for the year ended December 31, 2024 and the unaudited pro forma condensed consolidated combined financial statements of as of December 31, 2024 and for the year ended December 31, 2024, giving effect to the combination as if it had occurred on January 1, 2024, are attached hereto as Exhibit 99.2

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

(23.1)	Consent of Frazier & Deeter LLP.

(99.1)	Unaudited condensed consolidated financial statements as of and for the three-month period ended March 31, 2025 and 2024 and the historical audited restated consolidated financial statements of Kestrel for the years ended December 31, 2024 and 2023.

(99.2)	Unaudited pro forma condensed consolidated combined financial statements of as of and for the three-month period ended March 31, 2025 and for the year ended December 31, 2024 and unaudited pro forma condensed consolidated combined financial statements as of and for the year ended December 31, 2024 (As Revised).

(104)	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KESTREL GROUP LTD

	By:	/s/ Bradford Luke Ledbetter
Date: August 15, 2025	Name:	Bradford Luke Ledbetter
	Title:	Chief Executive Officer